SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 20, 2003
                                                  ----------------

                      INTEGRATED INFORMATION SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   29947                 86-0624332
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(State or Other Jurisdiction      (Commission     (IRS Employer Identification
      of Incorporation)          File Number)                 No.)

                 1480 South Hohokam Drive, Tempe, Arizona 85281
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               (Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code  (480) 317-8000
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes In Registrant's Certifying Accountant

     On January 20, 2003, Integrated Information Systems, Inc. (the "Company") dismissed KPMG LLP as the Company's independent auditor. The decision to change independent auditors was approved by the Audit Committee of the Company's Board of Directors and by the Company's full Board of Directors.

     During the Company's two most recent fiscal years and the subsequent interim period preceding the date of change of accountants, there were no disagreements between the Company and KPMG LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of KPMG LLP on the consolidated financial statements of Integrated Information Systems, Inc. as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG LLP's report on the consolidated financial statements of Integrated Information Systems, Inc. as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered negative cash flows from operations and has an accumulated deficit, that raise substantial doubt about their ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     Attached to this Current Report on Form 8-K is a letter from KPMG LLP to the Securities and Exchange Commission.

     On January 21, 2003, the Audit Committee of the Company's Board of Directors engaged Hein + Associates LLP as the Company's independent auditor to audit the Company's consolidated financial statements as of and for the year ending December 31, 2002. During the fiscal years ended December 31, 2000 ,2001 or 2002, or the subsequent interim period, the Company did not consult with Hein + Associates LLP on: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number       Description
-------      -----------

16.1         Letter from KPMG LLP dated January 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEGRATED INFORMATION SYSTEMS, INC.

Date: January 23, 2003                 By: /s/ James G. Garvey, Jr.
                                           ---------------------------------
                                           James G. Garvey, Jr.
                                           Chairman, Chief Executive Officer
                                           and President